Exhibit 99.2

MORGAN STANLEY
Financial Supplement - 1Q 2012
Table of Contents

Page #

1	…………….	Quarterly Financial Summary
2	…………….	Quarterly Consolidated Income Statement Information
3	…………….	Quarterly Earnings Per Share Summary
4 - 5	…………….	Quarterly Consolidated Financial Information and Statistical Data
6	…………….	Quarterly Institutional Securities Income Statement Information
7 - 8	…………….	Quarterly Institutional Securities Financial Information and Statistical Data
9	…………….	Quarterly Global Wealth Management Group Income Statement Information
10	…………….	Quarterly Global Wealth Management Group Financial Information and Statistical Data
11	…………….	Quarterly Asset Management Income Statement Information
12	…………….	Quarterly Asset Management Financial Information and Statistical Data
13	…………….	Country Risk Exposure - European Peripherals and France Appendix I
14	…………….	Earnings Per Share Appendix II
15 - 16	…………….	End Notes
17	…………….	Legal Notice

MORGAN STANLEY
Quarterly Financial Summary
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2012	Dec 31, 2011	Mar 31, 2011	Dec 31, 2011	Mar 31, 2011
Net revenues
Institutional Securities	$3,023	$2,071	$3,568	46%	(15%)
Global Wealth Management Group	3,414	3,219	3,404	6%	--
Asset Management	533	424	622	26%	(14%)
Intersegment Eliminations	(35)	(36)	(20)	3%	(75%)
Consolidated net revenues	$6,935	$5,678	$7,574	22%	(8%)

Income (loss) from continuing operations before tax
Institutional Securities	$(312)	$(778)	$432	60%	*
Global Wealth Management Group	387	238	344	63%	13%
Asset Management	128	78	125	64%	2%
Intersegment Eliminations	0	0	0	--	--
Consolidated income (loss) from continuing operations before tax	$203	$(462)	$901	*	(77%)

Income (loss) applicable to Morgan Stanley
Institutional Securities	$(296)	$(366)	$734	19%	*
Global Wealth Management Group	193	131	182	47%	6%
Asset Management	25	6	68	*	(63%)
Intersegment Eliminations	0	0	0	--	--
Consolidated income (loss) applicable to Morgan Stanley	$(78)	$(229)	$984	66%	*

Financial Metrics:
Return on average common equity
from continuing operations	*	*	6.3%
Return on average common equity	*	*	6.2%

Tier 1 common capital ratio	13.2%	12.7%	8.9%
Tier 1 capital ratio	16.8%	16.3%	14.4%

Book value per common share	$30.74	$31.42	$31.45
Tangible book value per common share	$27.37	$27.95	$26.97

Notes:	-
Results for the quarters ended March 31, 2012, December 31, 2011 and March 31, 2011 include positive (negative) revenue of $(1,978) million, $216 million and $(189) million, respectively, related to the movement in Morgan Stanley's credit spreads and other credit factors on certain long-term and short-term debt.

	-	Income (loss) applicable to Morgan Stanley represents consolidated income (loss) from continuing operations applicable to Morgan Stanley before gain (loss) from discontinued operations.
-
The return on average common equity and tangible book value per common share are non-GAAP measures that the Firm considers to be a useful measure that the Firm and investors use to assess operating performance and capital adequacy.

	-	Tier 1 common capital ratio equals Tier 1 common equity divided by Risk Weighted Assets (RWA).
	-	Tier 1 capital ratio equals Tier 1 capital divided by RWA. See page 4 of the financial supplement for additional information related to this calculation.
	-	Book value per common share equals common equity divided by period end common shares outstanding.
	-	Tangible book value per common share equals tangible common equity divided by period end common shares outstanding.
	-	See page 4 of the financial supplement for additional information related to the calculation of the financial metrics.
	-	Refer to Legal Notice on page 17.

MORGAN STANLEY
Quarterly Consolidated Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2012	Dec 31, 2011	Mar 31, 2011	Dec 31, 2011	Mar 31, 2011
Revenues:
Investment banking	$1,063	$1,051	$1,214	1%	(12%)
Principal transactions:
Trading	2,407	968	2,977	149%	(19%)
Investments	85	140	329	(39%)	(74%)
Commissions and fees	1,177	1,149	1,439	2%	(18%)
Asset management, distribution and admin. fees	2,152	2,004	2,083	7%	3%
Other	110	98	(474)	12%	*
Total non-interest revenues	6,994	5,410	7,568	29%	(8%)

Interest income	1,542	1,685	1,859	(8%)	(17%)
Interest expense	1,601	1,417	1,853	13%	(14%)
Net interest	(59)	268	6	*	*
Net revenues	6,935	5,678	7,574	22%	(8%)
Non-interest expenses:
Compensation and benefits	4,431	3,793	4,285	17%	3%
Non-compensation expenses:
Occupancy and equipment	392	383	397	2%	(1%)
Brokerage, clearing and exchange fees	403	379	401	6%	--
Information processing and communications	459	471	440	(3%)	4%
Marketing and business development	146	160	142	(9%)	3%
Professional services	412	487	403	(15%)	2%
Other	489	467	605	5%	(19%)
Total non-compensation expenses	2,301	2,347	2,388	(2%)	(4%)

Total non-interest expenses	6,732	6,140	6,673	10%	1%

Income (loss) from continuing operations before taxes	203	(462)	901	*	(77%)
Income tax provision / (benefit) from continuing operations	54	(297)	(244)	*	*
Income (loss) from continuing operations	149	(165)	1,145	*	(87%)
Gain (loss) from discontinued operations after tax	(15)	(19)	(15)	21%	--
Net income (loss)	$134	$(184)	$1,130	*	(88%)
Net income (loss) applicable to noncontrolling interests	228	66	162	*	41%
Net income (loss) applicable to Morgan Stanley	(94)	(250)	968	62%	*
Preferred stock dividend / Other	25	25	232	--	(89%)
Earnings (loss) applicable to Morgan Stanley common shareholders	$(119)	$(275)	$736	57%	*

Amounts applicable to Morgan Stanley:
Income (loss) from continuing operations	(78)	(229)	984	66%	*
Gain (loss) from discontinued operations after tax	(16)	(21)	(16)	24%	--
Net income (loss) applicable to Morgan Stanley	$(94)	$(250)	$968	62%	*

Pre-tax profit margin	3%	*	12%
Compensation and benefits as a % of net revenues	64%	67%	57%
Non-compensation expenses as a % of net revenues	33%	41%	32%
Effective tax rate from continuing operations	26.5%	*	*

Notes:	-
Pre-tax profit margin is a non-GAAP financial measure that the Firm considers to be a useful measure that the Firm and investors use to assess operating performance.  Percentages represent income from continuing operations before income taxes as a percentage of net revenues.

-
For the quarter ended March 31, 2012, discontinued operations primarily reflected an after-tax loss related to the first phase of the previously announced disposition of Saxon (reported in the Institutional Securities business segment) and the operating results of Quilter Holdings Ltd., (Quilter) (reported in the Global Wealth Management business segment).

	-	The quarter ended December 31, 2011, Principal Transactions - Trading included a loss of $1,742 million related to the MBIA settlement (MBIA).
-
Other revenues for the quarter ended March 31, 2011, included a loss of approximately $655 million related to the 40% stake in a Japanese securities joint venture, Mitsubishi UFJ Morgan Stanley Securities Co., Ltd. ("MUMSS") controlled and managed by our partner, Mitsubishi UFJ Financial Group Inc.

-
The quarter ended March 31, 2011 included a discrete net tax benefit of $447 million from the remeasurement of a deferred tax asset and the reversal of a related valuation allowance that are both associated with the sale of Revel Entertainment Group, LLC (Revel). Excluding this discrete tax gain and tax benefit of $230 million related to the MUMSS loss, the effective tax rate for the quarter was 27.8%.

	-	Preferred stock dividend / other includes allocation of earnings to Participating Restricted Stock Units (RSUs).
	-	Refer to Legal Notice on page 17.

MORGAN STANLEY
Quarterly Earnings Per Share
(unaudited, dollars in millions, except for per share data)

	Quarter Ended			Percentage Change From:
	Mar 31, 2012	Dec 31, 2011	Mar 31, 2011	Dec 31, 2011	Mar 31, 2011

Income (loss) from continuing operations	$149	$(165)	$1,145	*	(87%)
Net income (loss) from continuing operations applicable to noncontrolling interest	227	64	161	*	41%
Income from continuing operations applicable to Morgan Stanley	(78)	(229)	984	66%	*
Less: Preferred Dividends	(24)	(24)	(220)	--	89%
Less: MUFG preferred stock conversion	-	-	-	--	--
Income from continuing operations applicable to Morgan Stanley, prior to allocation of income to Participating Restricted Stock Units	(102)	(253)	764	60%	*

Basic EPS Adjustments:
Less: Allocation of earnings to Participating Restricted Stock Units	(1)	(1)	(12)	--	92%
Earnings (loss) from continuing operations applicable to Morgan Stanley common shareholders	$(103)	$(254)	$752	59%	*

Gain (loss) from discontinued operations after tax	(15)	(19)	(15)	21%	--
Gain (loss) from discontinued operations after tax applicable to noncontrolling interests	(1)	(2)	(1)	50%	--
Gain (loss) from discontinued operations after tax applicable to Morgan Stanley	(16)	(21)	(16)	24%	--
Less: Allocation of earnings to Participating Restricted Stock Units	0	0	0	--	--
Earnings (loss) from discontinued operations applicable to Morgan Stanley common shareholders	(16)	(21)	(16)	24%	--

Earnings (loss) applicable to Morgan Stanley common shareholders	$(119)	$(275)	$736	57%	*

Average basic common shares outstanding (millions)	1,877	1,850	1,456	1%	29%

Earnings per basic share:
Income from continuing operations	$(0.05)	$(0.14)	$0.52	64%	*
Discontinued operations	$(0.01)	$(0.01)	$(0.01)	--	--
Earnings per basic share	$(0.06)	$(0.15)	$0.51	60%	*

Earnings (loss) from continuing operations applicable to Morgan Stanley common shareholders	$(103)	$(254)	$752	59%	*

Diluted EPS Adjustments:
Earnings (loss) from continuing operations applicable to Morgan Stanley common shareholders	$(103)	$(254)	$752	59%	*

Earnings (loss) from discontinued operations applicable to Morgan Stanley common shareholders	(16)	(21)	(16)	24%	--

Earnings (loss) applicable to common shareholders plus assumed conversions	$(119)	$(275)	$736	57%	*

Average diluted common shares outstanding and common stock equivalents (millions)	1,877	1,850	1,472	1%	28%

Earnings per diluted share:
Income from continuing operations	$(0.05)	$(0.14)	$0.51	64%	*
Discontinued operations	$(0.01)	$(0.01)	$(0.01)	--	--
Earnings per diluted share	$(0.06)	$(0.15)	$0.50	60%	*

Notes:	-
The Firm calculates earnings per share using the two-class method as described under the accounting guidance for earnings per share.  For further discussion of the Firm's earnings per share calculations, see page 14 of the financial supplement and Note 2 to the consolidated financial statements in the Firm's Annual Report on Form 10-K for the year ended December 31, 2011.

	-	Refer to Legal Notice on page 17.

MORGAN STANLEY
Quarterly Consolidated Financial Information and Statistical Data
(unaudited)

	Quarter Ended						Percentage Change From:
	Mar 31, 2012		Dec 31, 2011		Mar 31, 2011		Dec 31, 2011	Mar 31, 2011

Regional revenues (1)
Americas	$4,790		$3,722		$5,466		29%	(12%)
EMEA (Europe, Middle East, Africa)	1,154		1,234		1,667		(6%)	(31%)
Asia	991		722		441		37%	125%
Consolidated net revenues	$6,935		$5,678		$7,574		22%	(8%)

Worldwide employees	59,569		61,899		62,494		(4%)	(5%)

Firmwide deposits	66,441		65,662		63,495		1%	5%
Total assets	$781,030		$749,898		$836,185		4%	(7%)
Risk weighted assets (2)	$318,900		$314,055		$345,491		2%	(8%)

Common equity	60,816		60,541		48,589		--	25%
Preferred equity	1,508		1,508		9,597		--	(84%)
Morgan Stanley shareholders' equity	62,324		62,049		58,186		--	7%
Junior subordinated debt issued to capital trusts	4,838		4,853		4,845		--	--
Less: Goodwill and intangible assets (3)	(6,660)		(6,691)		(6,916)		--	4%
Tangible Morgan Stanley shareholders' equity	$60,502		$60,211		$56,115		--	8%
Tangible common equity	$54,156		$53,850		$41,673		1%	30%

Leverage ratio	12.9	x	12.5	x	14.9	x

Tier 1 common capital (4)	$42,150		$39,785		$30,889		6%	36%
Tier 1 capital (5)	$53,526		$51,114		$49,619		5%	8%

Tier 1 common capital ratio	13.2%		12.7%		8.9%
Tier 1 capital ratio	16.8%		16.3%		14.4%
Tier 1 leverage ratio	7.0%		6.6%		6.1%

Period end common shares outstanding (000's)	1,978,338		1,926,986		1,545,064		3%	28%

Book value per common share	$30.74		$31.42		$31.45
Tangible book value per common share	$27.37		$27.95		$26.97

Notes:	-	All data presented in millions except number of employees, ratios and book values.
	-	Goodwill and intangible assets exclude noncontrolling interests and reflect the Firm's share of Morgan Stanley Smith Barney (MSSB) goodwill and intangible assets.
	-	Tangible common equity equals common equity less goodwill and intangible assets net of allowable mortgage servicing rights deduction.
	-	Leverage ratio equals total assets divided by tangible Morgan Stanley shareholders' equity.
-
Tier 1 leverage ratio equals Tier 1 capital divided by adjusted average total assets (which reflects adjustments for disallowed goodwill, certain intangible assets, deferred tax assets and financial and non-financial equity investments.)

	-	Refer to End Notes on pages 15-16 and Legal Notice on page 17.

MORGAN STANLEY
Quarterly Consolidated Financial Information and Statistical Data
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2012	Dec 31, 2011	Mar 31, 2011	Dec 31, 2011	Mar 31, 2011
Average Tier 1 Common Capital (1)
Institutional Securities	$22.1	$24.4	$26.0	(9%)	(15%)
Global Wealth Management Group	3.6	3.3	3.2	9%	13%
Asset Management	1.3	1.3	1.4	--	(7%)
Parent capital	13.9	11.6	0.1	20%	*
Total - continuing operations	40.9	40.6	30.7	1%	33%
Discontinued operations	0.0	0.0	0.0	--	--
Firm	$40.9	$40.6	$30.7	1%	33%

Average Common Equity (1)
Institutional Securities	$29.5	$31.3	$33.2	(6%)	(11%)
Global Wealth Management Group	13.3	13.0	13.1	2%	2%
Asset Management	2.5	2.5	2.6	--	(4%)
Parent capital	15.2	13.8	(0.8)	10%	*
Total - continuing operations	60.5	60.6	48.1	--	26%
Discontinued operations	0.0	0.0	0.0	--	--
Firm	$60.5	$60.6	$48.1	--	26%

Return on average Tier 1 common capital
Institutional Securities	*	*	8%
Global Wealth Management Group	21%	16%	20%
Asset Management	7%	2%	16%
Total - continuing operations	*	*	10%
Firm	*	*	10%

Return on average common equity
Institutional Securities	*	*	7%
Global Wealth Management Group	6%	4%	5%
Asset Management	4%	1%	9%
Total - continuing operations	*	*	6%
Firm	*	*	6%

Notes:	-
Beginning in the quarter ended March 31, 2012, Firm and segment required Capital is met by Tier 1 common capital. Prior to the current quarter, the Firm's required Capital was met by regulatory Tier 1 capital or Tier 1 common equity. Segment capital for prior quarters has been recast under this framework. Tier 1 common capital is defined as Tier 1 capital less non-common elements in Tier 1 capital, including perpetual preferred stock and related surplus, minority interest in subsidiaries, trust preferred securities and mandatory convertible preferred securities.

-
The return on average common equity and average Tier 1 common capital are non-GAAP measures that the Firm considers to be useful measures that the Firm and investors use to assess operating performance.

	-	Refer to End Notes on pages 15-16 and Legal Notice on page 17.

MORGAN STANLEY
Quarterly Institutional Securities Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2012	Dec 31, 2011	Mar 31, 2011	Dec 31, 2011	Mar 31, 2011
Revenues:
Investment banking	$851	$883	$1,008	(4%)	(16%)
Principal transactions:
Trading	2,044	663	2,647	*	(23%)
Investments	(49)	65	143	*	*
Commissions and fees	548	523	669	5%	(18%)
Asset management, distribution and admin. fees	32	29	30	10%	7%
Other	58	43	(602)	35%	*
Total non-interest revenues	3,484	2,206	3,895	58%	(11%)

Interest income	1,145	1,301	1,486	(12%)	(23%)
Interest expense	1,606	1,436	1,813	12%	(11%)
Net interest	(461)	(135)	(327)	*	(41%)
Net revenues	3,023	2,071	3,568	46%	(15%)

Compensation and benefits	2,108	1,551	1,923	36%	10%
Non-compensation expenses	1,227	1,298	1,213	(5%)	1%
Total non-interest expenses	3,335	2,849	3,136	17%	6%

Income (loss) from continuing operations before taxes	(312)	(778)	432	60%	*
Income tax provision / (benefit) from continuing operations	(105)	(418)	(363)	75%	71%
Income (loss) from continuing operations	(207)	(360)	795	43%	*
Gain (loss) from discontinued operations after tax	(17)	(28)	(23)	39%	26%
Net income (loss)	(224)	(388)	772	42%	*
Net income (loss) applicable to noncontrolling interests	89	6	61	*	46%
Net income (loss) applicable to Morgan Stanley	$(313)	$(394)	$711	21%	*

Amounts applicable to Morgan Stanley:
Income (loss) from continuing operations	(296)	(366)	734	19%	*
Gain (loss) from discontinued operations after tax	(17)	(28)	(23)	39%	26%
Net income (loss) applicable to Morgan Stanley	$(313)	$(394)	$711	21%	*

Return on average common equity
from continuing operations	*	*	7%
Pre-tax profit margin	*	*	12%
Compensation and benefits as a % of net revenues	70%	75%	54%

Notes:	-
Pre-tax profit margin is a non-GAAP financial measure that the Firm considers to be a useful measure that the Firm and investors use to assess operating performance. Percentages represent income from continuing operations before income taxes as a percentage of net revenues.

	-	For the quarter ended March 31, 2012, discontinued operations included an after-tax loss related to the first phase of the previously announced disposition of Saxon.
	-	For the quarter ended December 31, 2011, Principal Transactions - Trading included a loss of $1,742 million related to MBIA.
	-	Other revenues for the quarter ended March 31, 2011 included a loss of approximately $655 million related to MUMSS.
-
The quarter ended March 31, 2011 included a discrete net tax benefit of $447 million from the remeasurement of a deferred tax asset and the reversal of a related valuation allowance that are both associated with the sale of Revel and the tax benefit of $230 related to the MUMSS loss.

	-	Refer to Legal Notice on page 17.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Institutional Securities
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2012	Dec 31, 2011	Mar 31, 2011	Dec 31, 2011	Mar 31, 2011

Investment Banking
Advisory revenues	$313	$406	$385	(23%)	(19%)
Underwriting revenues
Equity	172	189	285	(9%)	(40%)
Fixed income	366	288	338	27%	8%
Total underwriting revenues	538	477	623	13%	(14%)

Total investment banking revenues	$851	$883	$1,008	(4%)	(16%)

Sales & Trading
Equity	$1,452	$1,254	$1,702	16%	(15%)
Fixed Income and Commodities	997	(257)	1,777	*	(44%)
Other	(286)	83	(460)	*	38%
Total sales & trading net revenues	$2,163	$1,080	$3,019	100%	(28%)

Investments & Other
Investments	$(49)	$65	$143	*	*
Other	58	43	(602)	35%	*
Total investments & other revenues	$9	$108	$(459)	(92%)	*

Total Institutional Securities net revenues	$3,023	$2,071	$3,568	46%	(15%)

Average Daily 95% / One-Day Value-at-Risk ("VaR") (1)
Primary Market Risk Category ($ millions, pre-tax)
Interest rate and credit spread	$57	$57	$96
Equity price	$33	$29	$28
Foreign exchange rate	$16	$12	$17
Commodity price	$31	$28	$33

Aggregation of Primary Risk Categories	$72	$66	$116

Credit Portfolio VaR	$40	$103	$82

Trading VaR	$84	$123	$121

Notes:	-	For the periods noted below, sales and trading net revenues included positive (negative) revenue related to DVA as follows:
March 31, 2012: Total: $(1,978) million; Fixed Income & Commodities: $(1,597) million; Equity: $(381) million
December 31, 2011: Total: $216 million; Fixed Income & Commodities: $239 million; Equity: $(23) million
March 31, 2011: Total: $(189) million; Fixed Income & Commodities: $(159) million; Equity: $(30) million
	-	For the quarter ended Decemer 31, 2011, Fixed Income and Commodities sales and trading net revenues included a loss of $1,742 million related to MBIA.
	-	Other revenues for the quarter ended March 31, 2011 included a loss of $655 million related to MUMSS.
	-	Refer to End Notes on pages 15-16 and Legal Notice on page 17.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Institutional Securities - Corporate Loans and Commitments
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2012	Dec 31, 2011	Mar 31, 2011	Dec 31, 2011	Mar 31, 2011

Loans and commitments at fair value
Corporate funded loans:
Investment grade	$6.4	$6.6	$5.3	(3%)	21%
Non-investment grade	6.8	7.3	6.5	(7%)	5%
Total corporate funded loans	$13.2	$13.9	$11.8	(5%)	12%

Corporate lending commitments:
Investment grade	$41.5	$45.2	$48.7	(8%)	(15%)
Non-investment grade	12.2	14.1	14.8	(13%)	(18%)
Total corporate lending commitments	$53.7	$59.3	$63.5	(9%)	(15%)

Corporate funded loans plus lending commitments:
Investment grade	$47.9	$51.8	$54.0	(8%)	(11%)
Non-investment grade	19.0	21.4	21.3	(11%)	(11%)
Total loans and commitments at fair value	$66.9	$73.2	$75.3	(9%)	(11%)

% investment grade	72%	71%	72%	1%	--
% non-investment grade	28%	29%	28%	(3%)	--

Held for investment (HFI) portfolio	$18.1	$9.7	$1.0	87%	*

Held for sale (HFS) portfolio	$0.5	$-	$-	*	*

Hedges	$33.8	$35.8	$23.9	(6%)	41%

Notes:	-
In connection with certain of its Institutional Securities business activities, the Firm provides loans or lending commitments to select clients related to its event driven or relationship lending activities. For a further discussion of this activity, see the Firm's Annual Report on Form 10-K for the year ended December 31, 2011.

-
On March 31, 2012, December 31, 2011 and March 31, 2011, the "event-driven" lending portfolio of pipeline commitments and closed deals to non-investment grade borrowers were $3.8 billion, $3.8 billion and $3.7 billion, respectively.

	-	On March 31, 2012, December 31, 2011 and March 31, 2011, the HFI portfolio allowance for loan losses for funded loans of $15 million, $6 million and $0.3 million, respectively.
	-	On March 31, 2012, December 31, 2011 and March 31, 2011, the HFI portfolio allowance for credit losses for loan commitments of $12 million, $17 million and $0 million, respectively.
	-	Held for sale portfolio reflects loans and commitments carried at the lower of cost or fair market value.
	-	The hedge balance reflects the notional amount utilized by the corporate lending business.
	-	Refer to Legal Notice on page 17.

MORGAN STANLEY
Quarterly Global Wealth Management Group Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2012	Dec 31, 2011	Mar 31, 2011	Dec 31, 2011	Mar 31, 2011
Revenues:
Investment banking	$205	$165	$204	24%	--
Principal transactions:
Trading	371	313	333	19%	11%
Investments	2	(2)	4	*	(50%)
Commissions and fees	630	626	770	1%	(18%)
Asset management, distribution and admin. fees	1,739	1,622	1,662	7%	5%
Other	57	78	90	(27%)	(37%)
Total non-interest revenues	3,004	2,802	3,063	7%	(2%)

Interest income	490	480	453	2%	8%
Interest expense	80	63	112	27%	(29%)
Net interest	410	417	341	(2%)	20%
Net revenues	3,414	3,219	3,404	6%	--

Compensation and benefits	2,105	2,059	2,109	2%	--
Non-compensation expenses	922	922	951	--	(3%)
Total non-interest expenses	3,027	2,981	3,060	2%	(1%)

Income (loss) from continuing operations before taxes	387	238	344	63%	13%
Income tax provision / (benefit) from continuing operations	121	93	89	30%	36%
Income (loss) from continuing operations	266	145	255	83%	4%
Gain (loss) from discontinued operations after tax	1	4	2	(75%)	(50%)
Net income (loss)	267	149	257	79%	4%
Net income (loss) applicable to noncontrolling interests	74	16	74	*	--
Net income (loss) applicable to Morgan Stanley	$193	$133	$183	45%	5%

Amounts applicable to Morgan Stanley:
Income (loss) from continuing operations	193	131	182	47%	6%
Gain (loss) from discontinued operations after tax	0	2	1	*	*
Net income (loss) applicable to Morgan Stanley	$193	$133	$183	45%	5%

Return on average common equity
from continuing operations	6%	4%	5%
Pre-tax profit margin	11%	7%	10%
Compensation and benefits as a % of net revenues	62%	64%	62%

Notes:	-	The tax provision / (benefit) for all periods includes the Firm's interest in MSSB.
	-	For the quarter ended March 31, 2012, discontinued operations included the operating results for Quilter.
	-	Net income (loss) applicable to noncontrolling interests reflects the 49% allocation of MSSB's pre-tax results to Citigroup.
-
Pre-tax profit margin is a non-GAAP financial measure that the Firm considers to be a useful measure that the Firm and investors use to assess operating performance. Percentages represent income from continuing operations before income taxes as a percentage of net revenues.

	-	Refer to Legal Notice on page 17.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Global Wealth Management Group
(unaudited)

	Quarter Ended			Percentage Change From:
	Mar 31, 2012	Dec 31, 2011	Mar 31, 2011	Dec 31, 2011	Mar 31, 2011

Global representatives	17,193	17,512	18,124	(2%)	(5%)

Annualized revenue per global
representative (000's)	$787	$732	$747	8%	5%

Assets by client segment (billions)
$10m or more	588	508	544	16%	8%
$1m - $10m	735	704	728	4%	1%
Subtotal - > $1m	1,323	1,212	1,272	9%	4%
$100k - $1m	381	383	395	(1%)	(4%)
< $100k	40	42	39	(5%)	3%
Total client assets (billions)	$1,744	$1,637	$1,706	7%	2%

% of assets by client segment > $1m	76%	74%	75%

Fee-based client account assets (billions)	$531	$485	$490	9%	8%
Fee-based assets as a % of client assets	30%	30%	29%

Bank deposit program (millions)	$111,981	$110,561	$111,502	1%	--

Client assets per global
representative (millions)	$101	$93	$94	9%	7%

Global fee based asset flows (billions)	$8.7	$4.8	$17.5	81%	(50%)

Global retail locations	743	753	820	(1%)	(9%)

Notes:	-	Annualized revenue per global representative is defined as annualized revenue divided by average global representative headcount.
	-	Fee-based client account assets represent the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.
-
For the quarters ended March 31, 2012, December 31, 2011 and March 31, 2011, approximately $57 billion, $56 billion and $54 billion, respectively, of the assets in the bank deposit program are attributable to Morgan Stanley.

	-	Global fee-based asset flows represent the net asset flows, excluding interest and dividends, in client accounts where the basis of payment for services is a fee calculated on those assets.
	-	Client assets per global representative represents total client assets divided by period end global representative headcount.
	-	Refer to Legal Notice on page 17.

MORGAN STANLEY
Quarterly Asset Management Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2012	Dec 31, 2011	Mar 31, 2011	Dec 31, 2011	Mar 31, 2011
Revenues:
Investment banking	$7	$3	$2	133%	*
Principal transactions:
Trading	(6)	(7)	(1)	14%	*
Investments (1)	132	77	182	71%	(27%)
Commissions and fees	0	0	0	--	--
Asset management, distribution and admin. fees	411	379	405	8%	1%
Other	(3)	(14)	42	79%	*
Total non-interest revenues	541	438	630	24%	(14%)

Interest income	3	0	4	*	(25%)
Interest expense	11	14	12	(21%)	(8%)
Net interest	(8)	(14)	(8)	43%	--
Net revenues	533	424	622	26%	(14%)

Compensation and benefits	218	183	253	19%	(14%)
Non-compensation expenses	187	163	244	15%	(23%)
Total non-interest expenses	405	346	497	17%	(19%)

Income (loss) from continuing operations before taxes	128	78	125	64%	2%
Income tax provision / (benefit) from continuing operations	38	28	30	36%	27%
Income (loss) from continuing operations	90	50	95	80%	(5%)
Gain (loss) from discontinued operations after tax	1	5	6	(80%)	(83%)
Net income (loss)	91	55	101	65%	(10%)
Net income (loss) applicable to noncontrolling interests (1)	65	44	27	48%	141%
Net income (loss) applicable to Morgan Stanley	$26	$11	$74	136%	(65%)

Amounts applicable to Morgan Stanley:
Income (loss) from continuing operations	25	6	68	*	(63%)
Gain (loss) from discontinued operations after tax	1	5	6	(80%)	(83%)
Net income (loss) applicable to Morgan Stanley	$26	$11	$74	136%	(65%)

Return on average common equity
from continuing operations	4%	1%	9%
Pre-tax profit margin	24%	18%	20%
Compensation and benefits as a % of net revenues	41%	43%	41%

Notes:	-
For the quarter ended December 31, 2011, discontinued operations primarily reflected a reduction in the carrying amount of certain guarantees related to Crescent Real Estate Equities Limited Partnership.

-
Pre-tax profit margin is a non-GAAP financial measure that the Firm considers to be a useful measure that the Firm and investors use to assess operating performance. Percentages represent income from continuing operations before income taxes as a percentage of net revenues.

	-	Refer to End Notes on pages 15-16 and Legal Notice on page 17.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Asset Management
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	Mar 31, 2012	Dec 31, 2011	Mar 31, 2011	Dec 31, 2011	Mar 31, 2011

Net Revenues
Traditional Asset Management	$342	$290	$326	18%	5%
Real Estate Investing (1)	146	111	113	32%	29%
Merchant Banking	45	23	183	96%	(75%)
Total Asset Management	$533	$424	$622	26%	(14%)

Assets under management or supervision

Net flows by asset class (2)
Traditional Asset Management
Equity	$(0.9)	$1.0	$2.0	*	*
Fixed Income	(0.7)	(1.5)	(0.6)	53%	(17%)
Liquidity	1.2	6.7	1.6	(82%)	(25%)
Alternatives	(0.1)	7.8	(0.1)	*	--
Total Traditional Asset Management	(0.5)	14.0	2.9	*	*

Real Estate Investing	0.7	0.3	0.2	133%	*
Merchant Banking	0.0	0.2	(1.7)	*	*
Total net flows	$0.2	$14.5	$1.4	(99%)	(86%)

Assets under management or supervision by asset class (3)
Traditional Asset Management
Equity	$117	$104	$116	13%	1%
Fixed Income	58	57	61	2%	(5%)
Liquidity	75	74	55	1%	36%
Alternatives	26	25	18	4%	44%
Total Traditional Asset Management	276	260	250	6%	10%

Real Estate Investing	19	18	17	6%	12%
Merchant Banking	9	9	9	--	--
Total Assets Under Management or Supervision	$304	$287	$276	6%	10%
Share of minority stake assets	6	6	8	--	(25%)

Notes:	-	The alternatives asset class includes a range of investment products such as funds of hedge funds, funds of private equity funds and funds of real estate funds.
	-	The share of minority stake assets represents Asset Management's proportional share of assets managed by entities in which it owns a minority stake.
	-	Refer to End Notes on pages 15-16 and Legal Notice on page 17.

This page represents an addendum to the 1Q 2012 Financial Supplement, Appendix I

MORGAN STANLEY
Country Risk Exposure (1) - European Peripherals and France
Three Months Ended March 31, 2012
(unaudited, dollars in millions)

		Net				Exposure
	Net	Counterparty	Funded	Unfunded	CDS	Before
	Inventory (2)	Exposure (3)	Lending	Commitments	Adjustment (4)	Hedges	Hedges (5)	Net Exposure
Greece
Sovereigns	$18	$17	$-	$-	$-	$35	$-	$35
Non-sovereigns	40	6	78	-	-	124	(64)	60
Sub-total	58	23	78	-	-	159	(64)	95
Ireland
Sovereigns	33	3	-	-	4	40	(2)	38
Non-sovereigns	130	23	68	8	17	246	(20)	226
Sub-total	163	26	68	8	21	286	(22)	264
Italy
Sovereigns	(829)	521	-	-	470	162	(338)	(176)
Non-sovereigns	267	551	336	387	186	1,727	(678)	1,049
Sub-total	(562)	1,072	336	387	656	1,889	(1,016)	873
Spain
Sovereigns	(653)	5	-	-	509	(139)	(16)	(155)
Non-sovereigns	160	459	68	833	240	1,760	(290)	1,470
Sub-total	(493)	464	68	833	749	1,621	(306)	1,315
Portugal
Sovereigns	(416)	132	-	-	24	(260)	(100)	(360)
Non-sovereigns	76	52	132	-	55	315	(92)	223
Sub-total	(340)	184	132	-	79	55	(192)	(137)
Total Euro Peripherals (6)
Sovereigns	(1,847)	678	-	-	1,007	(162)	(456)	(618)
Non-sovereigns	673	1,091	682	1,228	498	4,172	(1,144)	3,028
Sub-total	(1,174)	1,769	682	1,228	1,505	4,010	(1,600)	2,410

France (6)
Sovereigns	555	252	-	-	13	820	(278)	542
Non-sovereigns	(2)	2,728	457	1,577	410	5,170	(1,571)	3,599
Sub-total	$553	$2,980	$457	$1,577	$423	$5,990	$(1,849)	$4,141

(1)
Country risk exposure is measured in accordance with the Firm’s internal risk management standards and includes obligations from sovereign and non-sovereigns, which includes governments, corporations, clearinghouses and financial institutions.

(2)
Net inventory representing exposure to both long and short single name positions (i.e., bonds and equities at fair value and CDS based on notional amount assuming zero recovery adjusted for any fair value receivable or payable).

(3)	Net counterparty exposure (i.e., repurchase transactions, securities lending and OTC derivatives) taking into consideration legally enforceable master netting agreements and collateral.
(4)
CDS adjustment represents credit protection purchased from European peripheral banks on European peripheral sovereign and financial institution risk, or French banks on French sovereign and financial institution risk.
Based on the CDS notional amount assuming zero recovery adjusted for any fair value receivable or payable.

(5)	Represents CDS hedges on net counterparty exposure and funded lending. Based on the CDS notional amount assuming zero recovery adjusted for any fair value receivable or payable.
(6)	In addition, at March 31, 2012, the Firm had European Peripherals and French exposure for overnight deposits with banks of approximately $222 million and $23 million, respectively.
- Refer to Legal Notice on page 17.

This page represents an addendum to the 1Q 2012 Financial Supplement, Appendix II

MORGAN STANLEY
Earnings Per Share Calculation Under Two-Class Method
Three Months Ended March 31, 2012
(unaudited, in millions, except for per share data)

	Allocation of net income from continuing operations
	(A)	(B)	(C)	(D)	(E)	(F)		(G)
						(D)+(E)		(F)/(A)
	Weighted Average # of Shares	% Allocation (2)	Net income from continuing operations applicable to Morgan Stanley (3)	Distributed Earnings (4)	Undistributed Earnings (5)	Total Earnings Allocated		Basic EPS (8)
Basic Common Shares	1,877	99%		$94	($197)	($103)	(6)	($0.05)
Participating Restricted Stock Units (1)	11	1%		$1	$0	$1	(7)	N/A
	1,888	100%	($102)	$95	($197)	($102)

	Allocation of gain (loss) from discontinued operations
	(A)	(B)	(C)	(D)	(E)	(F)		(G)
						(D)+(E)		(F)/(A)
	Weighted Average # of Shares	% Allocation (2)	Gain (loss) from Discontinued Operations Applicable to Common Shareholders, after Tax (3)	Distributed Earnings (4)	Undistributed Earnings (5)	Total Earnings Allocated		Basic EPS (8)
Basic Common Shares	1,877	99%		$0	($16)	($16)	(6)	($0.01)
Participating Restricted Stock Units (1)	11	1%		$0	$0	$0	(7)	N/A
	1,888	100%	($16)	$0	($16)	($16)

	Allocation of net income applicable to common shareholders
	(A)	(B)	(C)	(D)	(E)	(F)		(G)
						(D)+(E)		(F)/(A)
	Weighted Average # of Shares	% Allocation (2)	Net income applicable to Morgan Stanley (3)	Distributed Earnings (4)	Undistributed Earnings (5)	Total Earnings Allocated		Basic EPS (8)
Basic Common Shares	1,877	99%		$94	($213)	($119)	(6)	($0.06)
Participating Restricted Stock Units (1)	11	1%		$1	$0	$1	(7)	N/A
	1,888	100%	($118)	$95	($213)	($118)

Note:	-	Refer to End Notes on pages 15-16 and Legal Notice on page 17.

MORGAN STANLEY
End Notes

Page 4:

(1)	Reflects the regional view of the Firm's consolidated net revenues, on a managed basis, based on the following methodology:
Institutional Securities: investment banking - client location, equity capital markets - client location, debt capital markets - revenue recording location, sales & trading - trading desk location. Global Wealth Management: financial advisor location. Asset Management:
client location except for the merchant banking business which is based on asset location.
(2)	Risk weighted assets (RWA) are calculated in accordance with the regulatory capital requirements of the Federal Reserve. RWAs reflect both on and off-balance sheet risk of the Firm. Market RWAs reflect capital charges attributable to the risk of loss resulting from adverse changes in market prices and other factors. Credit RWAs reflect capital charges attributable to the risk of loss arising from a borrower or counterparty failing to meet its financial obligations.
(3)	Goodwill and intangible balances net of allowable mortgage servicing rights deduction for quarters ended March 31, 2012, December 31, 2011 and March 31, 2011 of $89 million, $120 million and $130 million, respectively.
(4)	In accordance with the Federal Reserve Board's formalized definition as of December 30, 2011, Tier 1 common capital is defined as Tier 1 capital less non-common elements in Tier 1 capital, including perpetual preferred stock and related surplus, minority interest in subsidiaries, trust preferred securities and mandatory convertible preferred securities. Prior periods have been recast to conform to this definition. This computation is a preliminary estimate as of April 19, 2012 (the date of this release) and could be subject to revision in Morgan Stanley's Quarterly Report on
Form 10-Q for the quarter ended March 31, 2012.
(5)	Tier 1 capital consists predominately of common shareholders' equity as well as qualifying preferred stock and qualifying restricted core capital elements (trust preferred securities and noncontrolling interests) less goodwill, non-servicing intangible assets (excluding allowable mortgage servicing rights), net deferred tax assets (recoverable in excess of one year), an after-tax debt valuation adjustment and certain other deductions, including equity investments. This computation is a preliminary estimate as of April 19, 2012 (the date of this release) and could be subject to revision in Morgan Stanley’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2012.

Page 5:

(1)	The Firm’s capital estimation is based on the Required Capital framework, an internal capital adequacy measure which considers a risk-based going concern capital after absorbing potential losses from extreme stress events at a point in time. Beginning in the quarter ended March 31,
2012, the Firm's Required Capital is met by Tier 1 common capital. Tier 1 common capital and common equity attribution to business segment is based on capital usage calculated by the framework. The difference between the Firm's Tier 1 common capital and aggregate Required Capital is the Firm's Parent capital. The Firm generally holds parent capital for prospective regulatory requirements, including Basel III, organic growth, acquisitions and other capital needs. The Required Capital framework will continue to evolve over time in response to changes in the business and regulatory environment and to incorporate enhancements in modeling techniques.

Page 7:

(1)	Represents the loss amount that one would not expect to exceed, on average, more than five times every one hundred trading days in the Firm's trading positions if the portfolio were held constant for a one-day period. Trading VaR for all primary market risk categories has been recast for all periods to exclude Credit Portfolio VaR which includes mark-to-market relationship lending exposures and associated hedges as well as counterparty credit risk valuation adjustments including its related hedges. Credit Portfolio VaR is disclosed as a separate category. The Firm considers this new allocation method to be a more transparent view of the Firm's traded market risk. For further discussion of the calculation of VaR and the limitations of the Firm's VaR methodology, see Part II, Item 7A "Quantitative and Qualitative
Disclosures about Market Risk" included in the Firm's 10-K for the year ended December 31, 2011.

Page 11:

(1)	The quarters ended March 31, 2012, December 31, 2011 and March 31, 2011 include investment gains (losses) for certain funds included in the Firm's consolidated financial statements. The limited partnership interests in these gains were reported in net income (loss)
applicable to noncontrolling interests.

Page 12:

(1)	Real Estate Investing revenues include gains or losses related to principal investments held by certain consolidated real estate funds.
These gains or losses are offset in the net income (loss) applicable to noncontrolling interest. The investment gains (losses) for the quarters ended March 31, 2012, December 31, 2011 and March 31, 2011 are $67 million, $45 million and $42 million, respectively.

MORGAN STANLEY
End Notes

(2)	Net Flows by region [inflow / (outflow)] for the quarters ended March 31, 2012, December 31, 2011 and March 31, 2011 are:
North America: $(2.5) billion, $8.6 billion and $0.1 billion
International: $2.7 billion, $5.9 billion and $1.3 billion
(3)	Assets under management or supervision by region for the quarters ended March 31, 2012, December 31, 2011 and
March 31, 2011 are:
North America: $195 billion, $187 billion and $176 billion
International: $109 billion, $100 billion and $100 billion

Page 14:

(1)	Unvested share-based payment awards that contain non-forfeitable rights to dividends or dividend equivalents (whether paid or unpaid)
are participating securities and are included in the computation of EPS pursuant to the two-class method. Restricted Stock Units ("RSUs")
that pay dividend equivalents subject to vesting are not deemed participating securities and are included in diluted shares outstanding
(if dilutive) under the treasury stock method.
(2)	The percentage of weighted basic common shares and participating RSUs to the total weighted average of basic common shares and participating RSUs.
(3)	Represents net income from continuing operations, gain (loss) from discontinued operations (after tax), and net income applicable to Morgan Stanley for the quarter ended March 31, 2012 prior to allocations to participating RSUs.
(4)	Distributed earnings represent the dividends declared on common shares and participating RSUs for the quarter ended March 31, 2012.
The amount of dividends declared is based upon the number of common shares outstanding as of the dividend record date. During the quarter ended March 31, 2012, a $0.05 dividend was declared on common shares outstanding and participating RSUs.
(5)	The two-class method assumes all of the earnings for the reporting period are distributed and allocates to the participating RSUs what they would be entitled to based on their contractual rights and obligations of the participating security.
(6)	Total income applicable to common shareholders to be allocated to the common shares in calculating basic and diluted EPS for common shares.
(7)	Total income applicable to common shareholders to be allocated to the participating RSUs reflected as a deduction to the numerator in determining basic and diluted EPS for common shares.
(8)	Basic and diluted EPS data are required to be presented only for classes of common stock, as described under the accounting guidance for earnings per share.

MORGAN STANLEY
Legal Notice

This Financial Supplement contains financial, statistical and business-related information, as well as business and segment trends.
The information should be read in conjunction with the Firm's first quarter earnings press release issued April 19, 2012.